EXH10-13

THIS INSTRUMENT AND THE SHARES OF STOCK INTO WHICH IT IS EXERCISABLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT UNLESS TN AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE. THIS INSTRUMENT IS FURTHER SUBJECT TO CERTAIN RESTRICTIONS REGARDING TRANSFERABILITY SET FORTH IN SECTION VII HEREIN.

                                     WARRANT

                               Warrant to Purchase
                          66,667 Shares of Common Stock

                        Warrant to Purchase Common Stock
                      of Automated Light Technologies, Inc.

This is to certify that, FOR VALUE RECEIVED, CONNECTICUT INNOVATIONS INCORPORATED, a Connecticut corporation, its successors ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from AUTOMATED LIGHT TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at the price hereinafter set forth, 66,667 shares of common stock, $,01 par value of the Company ("Common Stock") in accordance with the schedule and price shown hereunder, at any time on or after 3:30 p.m. Eastern Standard Time on August 2, 1990 subject to the limitations set forth herein.

Section I. EXERCISE OF WARRANT. Subject to and in accordance with the provisions of Section VI hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after August 2, 1990 but not later than 3:30 p.m. Eastern Standard Time on September 1, 1996 or it September 1, 1996 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price with all federal and state taxes, if any, applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price and requisite taxes, if any, the Company shall forthwith issue and deliver, or cause to be issued and delivered, to the Holder as soon as practicable, but in any event within thirty (30) days, a certificate or certificates for the shares of Common Stock issuable upon such exercise. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this warrant is surrendered to the Company and, at such time, the person in whose name the certificate for shares of

Common Stock shall be issuable upon such exercise shall be deemed to have become the holder of record of such Common Stock.

Section II. ADJUSTMENTS.

         (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time, or from time to time, after the date hereof, effect a subdivision of its outstanding capital stock then, at the option of the Holder, (i) the Exercise Price (as defined below) then in effect immediately before that subdivision shall be proportionately decreased or (ii) the number of shares of Common Stock issuable upon conversion of this Warrant (the "Number of Issuable Shares") shall be proportionately increased, and conversely, if the Company shall at any time, or from time to time, after the date hereof, combine its outstanding shares of Capital Stock, then, at the option of the Holder, (i) the Exercise Price then in effect immediately before the combination shall be proportionately increased or (ii) the Number of Issuable Shares" shall be proportionately decreased. Any adjustment under this Subsection (a) shall become effective at the close of business on the day any such subdivision or combination becomes effective. In the event that Holder fails to make such election on or before the effective date of such subdivision or combination, then Holder shall be deemed to have selected option (i).

         (b) Adjustment for Certain Dividends and Distributions. If the Company at any time, or from time to time, after the date hereof, shall make or issue or fix a record date for the determination of holders of Capital Stock entitled to receive a dividend or other distribution payable in additional shares of Capital Stock, then, and in each such event:

(i) the Exercise Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date") by multiplying the Exercise Price then in effect by a fraction, determined as follows:

         (x) the numerator of which shall be the total number of shares of Capital Stock issued and outstanding immediately prior to the Record Date plus the number of shares that Holder 1S entitled to upon full exercise of this Warrant; and

         (y) the denominator of which shall be the total number of shares of Capital Stock issued and outstanding immediately prior to the Record Date plus the number of shares that Holder is entitled to upon full exercise of this Warrant plus the number of shares of Capital Stock issuable in payment of such dividend or distribution and

(ii) the Number of Issuable Shares shall be increased to equal the number derived by dividing $100,000.00 (or $100,000.00 less the price paid for any shares purchased in a partial exercise of this Warrant, if applicable) by the adjusted Exercise Price after application of (i) above.

For purposes of this Subsection (b), if such Record Date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price or the Number of Issuable Shares, as the case may be, shall be recomputed accordingly as of the close of business on such Record Date, and thereafter the Exercise Price and the Number of Issuable Shares shall be adjusted pursuant to this Subsection (b) as of the day and time that each actual payment of such dividends or distributions is made.

         (c) Adjustment for Reclassification. Exchange and Substitution. If the Common Stock issuable upon the exercise hereof shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section II) then and in each such event, upon the exercise of this Warrant, in lieu of shares of Common Stock, the Holder shall have the right thereafter to receive the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect, as did or shall the holders of shares of the Common Stock as of the day immediately prior to the day that such reclassification, exchange or substitution is or becomes effective all subject to further adjustment as provided in subparagraphs a, b, d and e herein, if applicable.

         (d) Reorganization. Mergers, Consolidations or Sale of Assets. If at any time, or from time to time, there shall be (other than a subdivision, combination, reclassification, exchange, substitution of shares provided for elsewhere in this Section II) a capital reorganization involving a merger or consolidation of the Company with or into another corporation or the sale or transfer (a "Sale") of all or substantially all of the Company's properties and assets to any other person; then, as a part of such reorganization, merger, consolidation or Sale adequate provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation, resulting from such reorganization, merger, consolidation or Sale as to which a holder of Common Stock deliverable upon the ultimate exercise hereof would have been entitled to receive as a result of such capital reorganization, merger, consolidation or Sale. In the case of a Sale in which the Company receives cash in payment of the purchase price, then the Holder shall be deemed to have exercised this Warrant immediately prior to the Sale and shall receive a cash payment equal to that which a holder of Common

Stock deliverable upon the ultimate exercise hereof would have been entitled to receive as a result of such Sale less the Exercise Price. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section II with respect to the rights of the Holder after the reorganization, merger, consolidation or Sale to the end that the provisions of this Section II (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise hereof) shall be applicable after any such event as nearly equivalent as may be practicable.

         (e) Adjustment for Issuance of New Shares. If the Company at any time, or from time to time, after the date hereof, shall issue additional shares of Capital Stock not otherwise described elsewhere in this Section at a price less than the Exercise Price then in effect, then, and in each such event:

(i) the Exercise Price then in effect shall be decreased as of the date of such issuance (the "Issuance Date") by multiplying the Exercise Price then in effect by a fraction, determined as follows:

         (x) the numerator of which shall be the total number of shares of Capital Stock issued immediately prior to the Issuance Date plus the number of shares that Holder is entitled to upon full exercise of this Warrant; and

         (y) the denominator of which shall be the total number of shares of Capital Stock issued immediately prior to the Issuance Date plus the number of shares that Holder is entitled to upon full exercise of this Warrant plus the number of new shares issued as of the Issuance Date and

(ii) the Number of Issuable Shares shall be increased to equal the number derived by dividing $l00,000.00 (or $100,000.00 less the price paid for any shares purchased in a partial exercise of this Warrant, if applicable) by the adjusted Exercise Price after application of (i) above.

If the Company at any time, or from time to time, after the date hereof shall issue additional shares of Capital Stock not otherwise described elsewhere in this Section at a price equal to or greater than the Exercise Price then in effect, then, and in each such event the Number of Issuable Shares shall be increased to equal the number derived by multiplying the number of shares which Holder is entitled to purchase pursuant to this Warrant by a fraction, the numerator of which shall be the total number of shares of Capital Stock issued immediately prior to the Issuance Date plus the number of new shares issued as of the Issuance Date and the denominator of which shall be the total number of shares of Capital Stock issued immediately prior to the Issuance Date. If such shares are issued at a price greater than Three Dollars (S3.00) per share, then the Exercise Price for the additional shares which Holder is entitled to purchase as a result of the adjustment set forth herein shall equal the issuance price of such shares. If such shares are issued at a price equal to or less than Three Dollars ($3.00) per share, then the Exercise Price for the additional shares which Holder is entitled to purchase as a result of the adjustment set forth herein shall equal the then existing Exercise Price. If, at the time a public offering is made of the Capital Stock of the Company, the Company demonstrates to Holder that the provisions of this subsection would have a material, adverse impact on the Company's ability to make such public offering, then Holder agrees that it shall negotiate in good faith with the Company to amend this subsection to provide Holder with a similar position to that provided by this subsection while ameliorating the impediment to the public offering.

         Section III. RESERVATION OF SHARES. The Company hereby agrees that at all times during the terms of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

         Section IV. FRACTIONAL SHARES. This Warrant may be exercised only for a whole number of shares of Common Stock and no fractional shares of scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

         Section V. STOCKHOLDERS' RIGHTS. Until the valid exercise of this Warrant and payment in full as provided herein, the holder hereof shall not be entitled to any rights of a stockholder.

         Section VI. EXERCISE TIME AND PRICE. This Warrant is exercisable on or before September 1, 1996 with respect to 66,667 shares of Common Stock at $1.50 per share (the "Exercise Price").

         Section VII. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK; RIGHT OF FIRST REFUSAL; RESTRICTION ON TRANSFER

         (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant (to the extent applicable) and all shares of Common Stock issued upon exercise of this Warrant (unless either is registered under the Act) shall be stamped or imprinted with the restrictive legend as appears hereon.

         (b) Disposition of Warrant and Shares. Subject to subsection d hereinbelow, with respect to any offer, sale, transfer, assignment or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares, the holder hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with the written opinion of counsel satisfactory to the Company, to the effect that such offer, sale, transfer, assignment or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule
144) shall bear a legend as to the applicable restriction on transferability in order to ensure compliance with the Act, unless in the aforesaid opinion of counsel satisfactory to the company, such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         (c) Right of First Refusal. In the event that Holder receives bona fide third party offer (the "Offer") to purchase this Warrant or any shares of Common Stock acquired pursuant to the exercise of the Warrant prior to the registration of such shares and desires to accept such offer, then Holder shall give notice of such offer to the Company. The Company shall have the right to purchase this Warrant or any shares of Common Stock acquired pursuant to the exercise of the Warrant on the same terms and conditions as are set forth in the Offer. If the Company elects to exercise its rights to purchase the Warrant or the shares of Common Stock, it shall give notice of the same to the Holder within thirty (30) days of the date of Holder's notice to the Company. Failure of the Company to provide such notice within said thirty (30) days shall terminate the Company's right of first refusal with respect to the Offer.

         (d) Restriction on Transfer. Holder agrees that, unless the Company is in default after expiration of applicable cure and grace periods under the loan made by Holder to the Company as of the date hereof and such loan has been accelerated by CII, it shall not have the right to sell, transfer or assign this Warrant to a competitor of the Company. For the purposes hereof, a "competitor of the Company" shall be any person or entity that develops, manufactures or markets systems for the monitoring of or the locating of breaks and damages in fiber optic and/or copper lines or any other system or systems currently or in the future developed, manufactured or marketed by the Company.

         Section VIII. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant or any subsequent Warrant and receipt of an indemnity agreement reasonably satisfactory to the Company, the Company, at its expense, will execute and deliver a new Warrant of like tenor.

         Section IX. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Connecticut.

                                            AUTOMATED LIGHT TECHNOLOGIES, INC.



                                            BY:
                                                  -----------------------------
                                                     MOHD A. ASLAMI
                                                     Its President

Dated as of August 2, 1990

ATTEST:

--------------------------
Secretary

                                  PURCHASE FORM

                                  66,667 shares

                          AUTOMATED LIGHT TECHNOLOGIES
                             a Delaware corporation

This is to certify that the bearer is entitled to purchase, on or before September 1, 1996 at 3:30 p.m., 66,667 shares of common stock, $.01 par value of the above Company, at $1.50 per share, upon presentation of this purchase for m and payment of the purchase price at the office of the Company at 176 Bolton Road, Vernon, Connecticut subject to the provisions of the Warrant to which this Purchase Form is attached.

The Warrant is transferable subject to the provisions of Section VII of the Warrant. Holder agrees that, unless the Company is in default after expiration of applicable cure and grace periods under the loan made by Holder to the Company as of the date hereof and such loan has been accelerated by Holder, it shall not have the right to sell, transfer or assign this Warrant to a competitor of the Company. For the purposes hereof, a "competitor of the Company" shall be any person or entity that develops, manufactures or markets systems for the monitoring of or the locating of breaks and damages in fiber optic and/or copper lines or any other system or systems currently or in the future developed, manufactured or marketed by the Company. By accepting the Warrant, the Holder agrees that the Company may treat any bearer of this Purchase Form as absolute owner of the Warrant for all purposes, notwithstanding any notice to the contrary.

The Warrant shall be void unless the subscription right therein granted is exercised on or before 3:30 p.m. of September 1, 1996.

Corporate Seal

Attest                                      AUTOMATED LIGHT TECHNOLOGIES,  INC.



                                            BY:
--------------------------                     ---------------------------------
Secretary                                       MOHD A. ASLAMI
                                                Its President
                                                Duly Authorized